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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2003

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                  333-91334                    13-3836437
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)

     383 Madison Avenue
     New York, New York                                            10179
    (Address of Principal                                        (Zip Code)
     Executive Offices)

Registrants telephone number, including area code, is (212) 272-2000

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

            1. Pooling and Servicing Agreement, dated as of September 1, 2003, among Bear Stearns Asset Backed Securities, Inc., a Delaware corporation, as depositor, EMC Mortgage Corporation, a Delaware corporation, as seller and as company, Wells Fargo Bank Minnesota, National Association, a national banking association, as master servicer and as securities administrator and JPMorgan Chase Bank, as trustee.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           BEAR STEARNS ASSET BACKED SECURITIES,
                                           INC.

                                           By:    /s/ Joseph Jurkowski
                                                  --------------------
                                           Name:  Joseph Jurkowski
                                           Title: Managing Director

Dated: October 15, 2003


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                                  EXHIBIT INDEX

                 Item 601 (a) of          Sequentially
Exhibit          Regulation S-K           Numbered
Number           Exhibit No.              Description                       Page
------           -----------              -----------                       ----
1                4                        Pooling and Servicing             5
                                          Agreement